UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2020

THE MICHAELS COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36501 (Commission File Number)	37-1737959 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2020, Vidya Jwala resigned as Chief Customer Officer of The Michaels Companies, Inc. (the “Company”), effective September 16, 2020. He is expected to remain an employee of Michaels Stores, Inc. until November 20, 2020. In connection with his separation, Mr. Jwala will receive payments pursuant to the Company’s previously disclosed Officer Severance Pay Plan (the “OSPP”). Pursuant to the OSPP, upon his execution and subject to the terms of a severance agreement and release of claims, Mr. Jwala will be entitled to twelve months of base salary continuation following his departure date, a pro-rated earned annual bonus for the Company’s fiscal year 2020, if applicable, certain cash payments to reimburse the cost of his continued participation in certain welfare benefit plans, and outplacement assistance. The severance agreement and release of claims also contains a waiver and release of any and all claims against the Company and a commitment that, for the severance period, Mr. Jwala will not solicit or hire any team member or distributor or vendor of the Company or its subsidiaries and will not directly or indirectly compete with, or join an organization that directly or indirectly competes with, the Company.

The foregoing descriptions of the OSPP and the severance agreement and release of claims do not purport to be complete and are qualified in their entirety by the full text of the OSPP and the form of severance agreement and release of claims, which is attached as Exhibit A to the OSPP, which were filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by The Michaels Companies, Inc. on September 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Tim Cheatham
Tim Cheatham Executive Vice President – General Counsel and Secretary

Date: September 9, 2020

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